EXHIBIT 99.7


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-NC5

                              Fixed Rate Population

Selection Criteria: Fixed Rate Population
Table of Contents

1. Documentation Level
2. Credit Score
3. Range of Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV

1. Documentation Level

                                                                             % of
                                                                            Morgage
                                                              Aggregate     Pool by       Avg      Weighted
                                                   Number      Cut-off     Aggregate   Mortgage     Average    Weighted
                                                     of         Date        Cut-off      Loan        Gross     Average     Weighted
                                                  Mortgage    Principal    Principal   Principal   Interest    Original    Average
Documentation Level                                Loans       Balance      Balance     Balance      Rate        LTV      FICO Score
-----------------------------------------------   --------   -----------   ---------   ---------   ---------   --------   ----------
Full Documentation                                     987   143,449,230       66.94     145,339       6.771      77.50        621.5
Stated Documentation                                   344    61,248,723       28.58     178,049       7.369      77.74        630.2
Limited Documentation                                   55     9,588,346        4.47     174,334       6.692      77.16        637.5
-----------------------------------------------   --------   -----------   ---------   ---------   ---------   --------   ----------
Total:                                               1,386   214,286,300      100.00     154,608       6.938      77.55        624.7

2. Credit Score

                                                                             % of
                                                                            Morgage
                                                              Aggregate     Pool by       Avg      Weighted
                                                   Number      Cut-off     Aggregate   Mortgage     Average    Weighted
                                                     of         Date        Cut-off      Loan        Gross     Average     Weighted
                                                  Mortgage    Principal    Principal   Principal   Interest    Original    Average
Credit Score                                       Loans       Balance      Balance     Balance      Rate        LTV      FICO Score
-----------------------------------------------   --------   -----------   ---------   ---------   ---------   --------   ----------
481 - 500                                                2        99,906        0.05      49,953       8.698      49.56        500.0
501 - 520                                               73     7,721,068        3.60     105,768       8.402      72.98        509.6
521 - 540                                               95    11,081,844        5.17     116,651       7.818      73.66        529.9
541 - 560                                              116    13,682,314        6.39     117,951       7.869      75.34        551.1
561 - 580                                              111    15,882,384        7.41     143,085       7.313      75.50        569.7
581 - 600                                              124    17,577,432        8.20     141,753       7.136      75.45        590.9
601 - 620                                              207    32,527,400       15.18     157,137       6.800      79.59        611.3
621 - 640                                              191    30,369,170       14.17     159,001       6.815      79.79        630.7
641 - 660                                              193    34,273,640       15.99     177,584       6.696      78.15        649.9
661 - 680                                              100    17,993,130        8.40     179,931       6.578      80.06        671.2
681 - 700                                               69    12,817,572        5.98     185,762       6.454      79.72        689.6
701 - 720                                               44     8,420,006        3.93     191,364       6.205      77.09        708.5
721 - 740                                               27     5,817,131        2.71     215,449       6.364      75.47        728.0
741 - 760                                               14     3,189,030        1.49     227,788       5.957      73.13        752.6
761 - 780                                               12     1,732,623        0.81     144,385       6.477      70.46        769.0
781 - 800                                                6       839,019        0.39     139,836       6.419      75.76        789.2
801 - 820                                                2       262,632        0.12     131,316       6.153      66.31        804.2
-----------------------------------------------   --------   -----------   ---------   ---------   ---------   --------   ----------
Total:                                               1,386   214,286,300      100.00     154,608       6.938      77.55        624.7
-----------------------------------------------   --------   -----------   ---------   ---------   ---------   --------   ----------
Minimum: 500
Maximum: 806
Weighted Average: 625

3. Range of Original LTV Ratios (%)

                                                                             % of
                                                                            Morgage
                                                              Aggregate     Pool by       Avg      Weighted
                                                   Number      Cut-off     Aggregate   Mortgage     Average    Weighted
                                                     of         Date        Cut-off      Loan        Gross     Average     Weighted
                                                  Mortgage    Principal    Principal   Principal   Interest    Original    Average
Range of Original LTV Ratios (%)                   Loans       Balance      Balance     Balance      Rate        LTV      FICO Score
-----------------------------------------------   --------   -----------   ---------   ---------   ---------   --------   ----------
15.01 - 20.00                                            2       178,003        0.08      89,002       6.424      17.61        602.3
20.01 - 25.00                                            3       153,547        0.07      51,182       8.156      23.01        561.4
25.01 - 30.00                                            7       716,226        0.33     102,318       6.283      27.94        648.7
30.01 - 35.00                                            8       860,869        0.40     107,609       6.675      32.54        614.9
35.01 - 40.00                                            5       660,716        0.31     132,143       5.686      39.32        717.6
40.01 - 45.00                                           15     1,712,634        0.80     114,176       6.929      42.10        630.0
45.01 - 50.00                                           31     3,061,680        1.43      98,764       6.644      47.65        633.2
50.01 - 55.00                                           30     4,347,135        2.03     144,905       6.955      52.69        611.0
55.01 - 60.00                                           48     6,649,990        3.10     138,541       6.554      58.14        624.0
60.01 - 65.00                                           79    12,535,704        5.85     158,680       6.667      63.49        622.1
65.01 - 70.00                                          115    20,578,421        9.60     178,943       6.811      68.62        609.4
70.01 - 75.00                                          151    21,570,497       10.07     142,851       6.976      73.66        613.3
75.01 - 80.00                                          415    63,072,984       29.43     151,983       6.939      79.46        622.2
80.01 - 85.00                                          203    31,857,774       14.87     156,935       7.008      84.30        625.2
85.01 - 90.00                                          211    35,504,344       16.57     168,267       7.081      89.57        637.3
90.01 - 95.00                                           53     9,460,271        4.41     178,496       7.085      94.34        642.8
95.01 - 100.00                                          10     1,365,505        0.64     136,551       7.904     100.00        689.9
-----------------------------------------------   --------   -----------   ---------   ---------   ---------   --------   ----------
Total:                                               1,386   214,286,300      100.00     154,608       6.938      77.55        624.7
-----------------------------------------------   --------   -----------   ---------   ---------   ---------   --------   ----------
Minimum: 16.26
Maximum: 100.00
Weighted Average: 77.55

4. Documentation Level Greater than 85% LTV

                                                                             % of
                                                                            Morgage
                                                              Aggregate     Pool by       Avg      Weighted
                                                   Number      Cut-off     Aggregate   Mortgage     Average    Weighted
                                                     of         Date        Cut-off      Loan        Gross     Average     Weighted
                                                  Mortgage    Principal    Principal   Principal   Interest    Original    Average
Documentation Level Greater than 85% LTV           Loans       Balance      Balance     Balance      Rate        LTV      FICO Score
-----------------------------------------------   --------   -----------   ---------   ---------   ---------   --------   ----------
Full Documentation                                     197    31,411,461       67.80     159,449       6.977      91.15        632.6
Stated Documentation                                    66    13,229,425       28.55     200,446       7.392      90.08        657.3
Limited Documentation                                   11     1,689,235        3.65     153,567       7.276      91.42        642.1
-----------------------------------------------   --------   -----------   ---------   ---------   ---------   --------   ----------
Total:                                                 274    46,330,121      100.00     169,088       7.106      90.85        640.0

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.